UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) – April 28, 2016

Chubb Limited

(Exact name of registrant as specified in its charter)

Switzerland	1-11778	98-0091805
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Baerengasse 32

CH-8001 Zurich, Switzerland

Telephone: +41 (0)43 456 76 00

(Address of principal executive offices)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

As previously disclosed in a Current Report on Form 8-K furnished on March 14, 2016, beginning with its earnings announcement for the first quarter of 2016, Chubb Limited will present its results within the following segments: North America Commercial P&C Insurance, North America Personal P&C Insurance, North America Agricultural Insurance, Overseas General Insurance, Global Reinsurance and Life Insurance. In addition, the company will also present a Corporate page in the financial supplement. The company will also update its financial reporting disclosures to provide additional visibility into the company’s performance, including providing pro forma financial information where appropriate.

In order to enable investors and other stakeholders to better understand and interpret the new segment presentation ahead of the company’s first quarter 2016 earnings announcement, the company is furnishing this Current Report on Form 8-K to present previously published actual first quarter 2015 results in a manner that conforms to the new segment presentation. Attached hereto as Exhibit 99.1 and incorporated into this Item 2.02 by reference is a template of Chubb Limited’s first quarter 2016 Financial Supplement which provides Legacy ACE Limited historical prior period results updated to conform to the new segment presentation. These prior period results do not include the results of The Chubb Corporation. Also included are the preliminary 2015 Pro Forma results.

The 2016 and 2015 Pro Forma results are determined based on the following definitions:

2016 Pro forma results: The combined company results inclusive of the first 14 days of January 2016. The 2016 and 2015 pro forma underwriting results do not include any impact from purchase accounting adjustments.

2015 Pro forma results: Legacy ACE plus legacy Chubb historical results after conforming accounting policy alignment adjustments. Refer to the closing Form 8-K/A filed on March 24, 2016 for a description of these conforming accounting policy alignment adjustments.

Chubb Limited plans to issue the first quarter 2016 Financial Supplement, in conjunction with its earnings release on Wednesday, May 4, 2016.

Item 8.01 Other Events

Chubb Limited will be postponing the issuance of its Global Loss Triangles (“GLT”) in 2016. The Company is working on the most optimal and appropriate presentation for the new Financial Accounting Standards Board (“FASB”) loss reserve triangle disclosure requirements, particularly as it relates to the acquisition of The Chubb Corporation. The new disclosure will be incorporated in our 2016 Form 10-K expected to be filed at the end of February 2017.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

99.1	Chubb Limited Q1 2016 Financial Supplement Template

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Chubb Limited

By:	/s/ Philip V. Bancroft
Philip V. Bancroft
Executive Vice President and Chief Financial Officer

DATE: April 28, 2016

EXHIBIT INDEX

Number	Description	Method of Filing

99.1	Chubb Limited Q1 2016 Financial Supplement Template	Furnished herewith